                            LIMITED POWER OF ATTORNEY
                                 WITH RESPECT TO
                           VARIABLE ANNUITY CONTRACTS
                                       AND
                       AMERICAN FAMILY VARIABLE ACCOUNT II



     KNOW ALL MEN BY THESE PRESENTS that David R. Anderson, whose signature appears below, hereby constitutes and appoints James W. Behrens his attorney-in-fact, with the power of substitution, for him in any and all capacities, to sign any registration statements and amendments thereto, including but not limited to registration on Form N-8A and Form N-4, for securities issued in connection with variable annuity contracts issued through American Family Life Variable Account II, and to file the same, with exhibits thereto and other documents in connection with therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in-fact, or his substitutes, may do or cause to be done by virtue hereof.

          August 28, 2000        /s/ David R. Anderson
                                     -----------------
                                     David R. Anderson

                            LIMITED POWER OF ATTORNEY
                                 WITH RESPECT TO
                           VARIABLE ANNUITY CONTRACTS
                                       AND
                       AMERICAN FAMILY VARIABLE ACCOUNT II



     KNOW ALL MEN BY THESE PRESENTS that Daniel R. De Salvo, whose signature appears below, hereby constitutes and appoints James W. Behrens his attorney-in-fact, with the power of substitution, for him in any and all capacities, to sign any registration statements and amendments thereto, including but not limited to registration on Form N-8A and Form N-4, for securities issued in connection with variable annuity contracts issued through American Family Life Variable Account II, and to file the same, with exhibits thereto and other documents in connection with therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in-fact, or his substitutes, may do or cause to be done by virtue hereof.

          August 23, 2000        /s/ Daniel R. De Salvo
                                     ------------------
                                     Daniel R. De Salvo

                            LIMITED POWER OF ATTORNEY
                                 WITH RESPECT TO
                           VARIABLE ANNUITY CONTRACTS
                                       AND
                       AMERICAN FAMILY VARIABLE ACCOUNT II



     KNOW ALL MEN BY THESE PRESENTS that James F. Eldridge, whose signature appears below, hereby constitutes and appoints James W. Behrens his attorney-in-fact, with the power of substitution, for him in any and all capacities, to sign any registration statements and amendments thereto, including but not limited to registration on Form N-8A and Form N-4, for securities issued in connection with variable annuity contracts issued through American Family Life Variable Account II, and to file the same, with exhibits thereto and other documents in connection with therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in-fact, or his substitutes, may do or cause to be done by virtue hereof.

          August 23, 2000        /s/ James F. Eldridge
                                     -----------------
                                     James F. Eldridge

                            LIMITED POWER OF ATTORNEY
                                 WITH RESPECT TO
                           VARIABLE ANNUITY CONTRACTS
                                       AND
                       AMERICAN FAMILY VARIABLE ACCOUNT II



     KNOW ALL MEN BY THESE PRESENTS that J. Brent Johnson, whose signature appears below, hereby constitutes and appoints James W. Behrens his attorney-in-fact, with the power of substitution, for him in any and all capacities, to sign any registration statements and amendments thereto, including but not limited to registration on Form N-8A and Form N-4, for securities issued in connection with variable annuity contracts issued through American Family Life Variable Account II, and to file the same, with exhibits thereto and other documents in connection with therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in-fact, or his substitutes, may do or cause to be done by virtue hereof.

          August 24, 2000        /s/ J. Brent Johnson
                                     ----------------
                                     J. Brent Johnson

                            LIMITED POWER OF ATTORNEY
                                 WITH RESPECT TO
                           VARIABLE ANNUITY CONTRACTS
                                       AND
                       AMERICAN FAMILY VARIABLE ACCOUNT II



     KNOW ALL MEN BY THESE PRESENTS that Harvey R. Pierce, whose signature appears below, hereby constitutes and appoints James W. Behrens his attorney-in-fact, with the power of substitution, for him in any and all capacities, to sign any registration statements and amendments thereto, including but not limited to registration on Form N-8A and Form N-4, for securities issued in connection with variable annuity contracts issued through American Family Life Variable Account II, and to file the same, with exhibits thereto and other documents in connection with therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in-fact, or his substitutes, may do or cause to be done by virtue hereof.

          August 28, 2000        /s/ Harvey R. Pierce
                                     ----------------
                                     Harvey R. Pierce

                            LIMITED POWER OF ATTORNEY
                                 WITH RESPECT TO
                           VARIABLE ANNUITY CONTRACTS
                                       AND
                       AMERICAN FAMILY VARIABLE ACCOUNT II



     KNOW ALL MEN BY THESE PRESENTS that Joseph W. Tisserand, whose signature appears below, hereby constitutes and appoints James W. Behrens his attorney-in-fact, with the power of substitution, for him in any and all capacities, to sign any registration statements and amendments thereto, including but not limited to registration on Form N-8A and Form N-4, for securities issued in connection with variable annuity contracts issued through American Family Life Variable Account II, and to file the same, with exhibits thereto and other documents in connection with therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in-fact, or his substitutes, may do or cause to be done by virtue hereof.

          August 24, 2000        /s/ Joseph W. Tisserand
                                     -------------------
                                     Joseph W. Tisserand

                            LIMITED POWER OF ATTORNEY
                                 WITH RESPECT TO
                           VARIABLE ANNUITY CONTRACTS
                                       AND
                       AMERICAN FAMILY VARIABLE ACCOUNT II



     KNOW ALL MEN BY THESE PRESENTS that Daniel R. Schultz, whose signature appears below, hereby constitutes and appoints James W. Behrens his attorney-in-fact, with the power of substitution, for him in any and all capacities, to sign any registration statements and amendments thereto, including but not limited to registration on Form N-8A and Form N-4, for securities issued in connection with variable annuity contracts issued through American Family Life Variable Account II, and to file the same, with exhibits thereto and other documents in connection with therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in-fact, or his substitutes, may do or cause to be done by virtue hereof.

          August 31, 2000       /s/ Daniel R. Schultz
                                    -------------------
                                    Daniel R. Schultz